Exhibit 10.22

DATED: 27 NOVEMBER 2018

(1)   Tronox Sands Holdings Pty Limited

(2)   Tronox Limited

(3)   Exxaro Resources Limited

(4)   Tronox KZN Sands Proprietary Limited

(5)   Tronox Mineral Sands Proprietary Limited

AMENDMENT AGREEMENT TO SHAREHOLDERS' AGREEMENT RELATING TO TRONOX KZN SANDS AND TRONOX MINERAL SANDS

DATED: 27 NOVEMBER 2018

PARTIES

(1)
TRONOX SANDS HOLDINGS PTY LIMITED (ACN 154 709 332), an Australian proprietary company limited by shares, registered office is at Lot 22 Mason Road, Kwinana Beach WA 6167 Australia (the "Australian Holdco");

(2)
TRONOX LIMITED (ACN 154 709 332), a company incorporated and existing under the laws of the State of Western Australia, registered office is at Lot 22 Mason Road, Kwinana Beach WA 6167 Australia ("Tronox");

(3)
EXXARO RESOURCES LIMITED (registration number 2000/011076/06), a public company with limited liability duly incorporated in the Republic of South Africa, whose registered office is at Roger Dyason Road, Pretoria West, 0183 South Africa ("Exxaro");

(4)
TRONOX KZN SANDS PROPRIETARY LIMITED (formerly known as Exxaro Sands Proprietary Limited) (registration number 1987/001627/07), a private company with limited liability duly incorporated in the Republic of South Africa whose registered office is at Riverfalls Officepark Wild Pear 262 Rose Avenue, Doringkloof Centurion Gauteng, 0157 South Africa ("Tronox KZN Sands"); and

(5)
TRONOX MINERAL SANDS PROPRIETARY LIMITED (formerly known as Exxaro TSA Sands Proprietary Limited) (registration number 1998/001039/07), a private company with limited liability duly incorporated in the Republic of South Africa whose registered office is at Riverfalls Officepark Wild Pear 262 Rose Avenue, Doringkloof Centurion Gauteng, 0157 South Africa ("Tronox Mineral Sands").

together, the "Parties" and each a "Party".

INTRODUCTION

(A)	Reference is made to the shareholders' agreement dated 15 June 2012 between the Parties (the "Agreement").

(B)	The Parties, together having the requisite authority under clause 21.1 of the Agreement, wish to amend the Agreement on the terms of this amendment agreement.

OPERATIVE PROVISIONS

1.	INTERPRETATION

Words and expressions used in this amendment agreement shall have the same meaning as is given to them in the Agreement unless otherwise set out in this amendment agreement or if the context otherwise expressly requires.

2.	AMENDMENTS TO THE AGREEMENT

2.1
The Parties agree that clause 1.2.26 of the Agreement shall be deleted and replaced with the following new clause 1.2.26: "Tronox KZN Sands" - Tronox KZN Sands Limited (registration number 1987/001627/07), a private company with limited liability duly incorporated in the Republic of South Africa.

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2.2
The Parties agree that clause 1.2.27 of the Agreement shall be deleted and replaced with the following new clause 1.2.27: "Tronox Mineral Sands" - Tronox Mineral Sands Limited (registration number 1998/001039/07), a private company with limited liability duly incorporated in the Republic of South Africa.

2.3	The Parties agree that each reference to "Exxaro Sands" and "Exxaro TSA Sands" throughout the Agreement shall be deleted and replaced with "Tronox KZN Sands" and "Tronox Mineral Sands", respectively.

2.4
The Parties agree that clause 1.2.40 of the Agreement shall be deleted and replaced with the following new clause 1.2.40: "Ownership Requirements" - means the requirements from time to time of the 2018 Charter in respect of the ownership participation by Historically Disadvantaged Persons (as defined in the 2018 Charter) in a mining right holder which, when satisfied, have the consequence that the shareholding by such Historically Disadvantaged Persons is sufficient to enable the maintenance of Existing Mining Rights (as referred to in the 2018 Charter) and to comply with all ownership requirements contained in such Existing Mining Rights.

2.5
The Parties agree that a new clause 1.2.54 shall be introduced with the following text: "2018 Charter" – the Broad-Based Black Socio-Economic Empowerment Charter for the South African Mining and Minerals Industry, 2018.

2.6
The Parties agree that a new clause 1.2.55 shall be introduced with the following text: "Completion Agreement" - means the Exxaro Mineral Sands Transaction Completion Agreement, between Tronox, Tronox LLC, Tronox UK Holdings Limited, Tronox Holdings Plc, Tronox Global Holdings Pty Limited and Exxaro dated as of 26 November 2018.

2.7	The Parties agree that clause 12.3 of the Agreement shall be deleted and replaced with the following new clause 12.3:

Either -

12.3.1          that Offer in terms of 11.1 is not accepted in full; or

12.3.2          that Offer is accepted in full but the suspensive conditions thereto are not fulfilled,

then, within five Business Days thereafter, (i) Exxaro may exercise its "Put Option" (as defined in the Completion Agreement) with respect to the relevant Shares and Australia Holdco (or Tronox, as the case may be) may exercise its "Call Option" (as defined in the in the Completion Agreement) with respect to the relevant Shares, under and in accordance with the provisions of the Completion Agreement, and (ii) if Exxaro has not exercised its "Put Option" and Australia HoldCo (or Tronox, as the case may be) has not exercised its "Call Option" during such five Business Day period, then, following the expiry of that period, Australia HoldCo shall have the right to accept that Proposal, whereupon the other Shareholders shall be obliged to accept and be deemed to have accepted that Proposal. Australia HoldCo and the other Shareholders shall thereafter give effect to the sale and cession arising from acceptance of that Proposal.

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2.8	The Parties agree that clause 13.1 of the Agreement shall be deleted and replaced with the following new clause 13.1:

If Australia HoldCo makes an Offer of its relevant Subject Interest in terms of 11.1, and if Exxaro -

13.1.1          does not accept that Offer in whole in terms of 11.1; or

13.1.2          does accept that Offer in whole in terms of 11.1 but the suspensive conditions thereto are then not fulfilled,

then Exxaro may within five Business Days thereafter (i) exercise its "Put Option" (as defined in the Completion Agreement) with respect to the relevant Shares under and in accordance with the provisions of the Completion Agreement, or (ii) give written notice to the Offeror/s within the Tag Along Period stating that Exxaro exercises its right in terms of this 13 ("Tag Along Right").

2.9
The Parties agree that clause 15.4.2 of the Agreement shall be deleted and replaced with the following new clause 15.4.2: as a result of the performance by such Company and its Subsidiaries under any of the elements of the Charter, the MPRDA, and the mining and prospecting rights other than ownership, the DMR agrees, in writing, that HDPs and HDSAs need to hold less than 26% of the Shares in order for the Company and its Subsidiaries to comply with the Ownership Requirement, Exxaro may exercise its "Put Option" (as that phrase is defined in the Completion Agreement) with respect to the relevant Shares and Australia HoldCo (or Tronox, as the case may be) may exercise its "Call Option" (as that phrase is defined in the Completion Agreement) with respect to the relevant Shares, under and in accordance with the provisions of the Completion Agreement in respect of that number of such Shares that Exxaro then holds that is in excess of the lower requirement.

3.	MISCELLANEOUS

3.1	The Parties agree that, from the date of this amendment agreement, any reference to the Agreement shall be construed as a reference to the Agreement as amended by this amendment agreement.

3.2
This amendment agreement may be executed (either by autographic signature or by the Parties applying their signature by some mechanical or other means) in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed (either by autographic signature or by the Parties applying their signature by some mechanical or other means) version of this amendment agreement (in counterparts or otherwise) by electronic transmission or otherwise shall be sufficient to bind the Parties to the terms and conditions of this amendment agreement and no exchange of originals is necessary.

4.	GOVERNING LAW

This amendment agreement shall be governed by and construed in accordance with the laws of the Republic of South Africa.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed, all as of the day and year first above written.

EXECUTED by TRONOX SANDS HOLDINGS PTY LIMITED:	/s/ Jeffrey Neuman
Signature of director
/s/ Jeffrey Neuman
Name

[Signature page to the Amendment No 1 to the SA Shareholders Deed]

EXECUTED by TRONOX LIMITED:	/s/ Jeffry N. Quinn
Signature of director
/s/ Jeffry N. Quinn
Name

[Signature page to the Amendment No 1 to the SA Shareholders Deed]

EXECUTED by TRONOX MINERAL SANDS PROPRIETARY LIMITED:	/s/ Jeffry N. Quinn
Signature of director
/s/ Jeffry N. Quinn
Name

[Signature page to the Amendment No 1 to the SA Shareholders Deed]

EXECUTED by TRONOX KZN SANDS PROPRIETARY LIMITED:	/s/ Jeffry N. Quinn
Signature of director
/s/ Jeffry N. Quinn
Name

[Signature page to the Amendment No 1 to the SA Shareholders Deed]

EXECUTED by EXXARO RESOURCES LIMITED:	/s/ P.A. Koppeschaar
Signature of director
/s/ P.A. Koppeschaar
Name

[Signature page to the Amendment No 1 to the SA Shareholders Deed]